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                                                                    Exhibit 23.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         We hereby consent to the incorporation of our report, dated March 22, 2001, included in this Form 10KSB, as of and for the year ended December 31, 2000, into the Company's previously filed S-8 Registration Statements, file number 333-46944.

                                                   MOST, HOROWITZ & COMPANY, LLP

New York, New York
March 30, 2001